                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-98038, 333-12097, 333-50639, 333-60869, 333-68205
and 333-48350) of Gadzooks, Inc. of our report dated March 7, 2002 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

/s/  PricewaterhouseCoopers LLP

Fort Worth, Texas
April 29, 2002